UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2007 (December 4, 2007)

Allied Security Holdings LLC

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

333-119127 (Commission File Number)	20-1379003 (I.R.S. Employer Identification No.)

3606 Horizon Drive, King of Prussia, PA (Address of Principal Executive Offices)	19406 (Zip Code)

(610) 239-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 4, 2007, at a regularly scheduled meeting of the Board of Managers of Allied Security Holdings LLC (the “Company”), which Board of Managers operates in a manner similar to the board of directors of a corporation, such Board of Managers of the Company elected Ann Dibble Jordan and Barry F. Schwartz to the Board of Managers. The Board of Managers also appointed Mr. Schwartz to the Compensation Committee and the Nominating and Governance Committee of the Board.

Also on December 4, 2007, Albert J. Berger resigned from the Board of Managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2007

ALLIED SECURITY HOLDINGS LLC
By:	/s/ William A. Torzolini
William A. Torzolini Chief Financial Officer (Principal Financial and Accounting Officer)